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                                                                     EXHIBIT 4.1


NUMBER                                                                    SHARES

  C0                          I-SECTOR CORPORATION


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                             See Reverse for Certain Definitions



This is to Certify that




is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                              I-Sector Corporation

(hereinafter called "the Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and of the By-Laws of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.

         This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:


-------------------------------------                    -----------------------
PRESIDENT AND CHIEF EXECUTIVE OFFICER       [SEAL]              SECRETARY


Countersigned:


By:
   -----------------------------
     Authorized Officer


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                              I-SECTOR CORPORATION

         The Corporation is authorized to issue shares of common and preferred stock. A full statement of all of the designations, preferences, limitations and relative rights of the shares of such classes is set forth in the Articles of Incorporation on file in the office of the Secretary of State of Delaware. The Corporation will furnish a copy of such statement to the record holder of the Certificate without charge on request to the Corporation as its principal place of business or registered office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common      UNIF TRANSFERS MIN ACT-       Custodian
                                                         ------          -------
                                                         (Cust)          (Minor)

TEN ENT - as tenants by the entireties       under Uniform Transfers to Minors
JT TEN - as joint tenants with right of      Act
         survivorship and not                    ---------------------------
         as tenants in common                             (State)

     Additional abbreviations may also be used though not in the above list

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIPCODE OF ASSIGNEE)


__________________________________________________________________Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ------------------------------


                              --------------------------------------------------
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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Signature(s) Guaranteed


By
  ---------------------------------

The signature(s) must be guaranteed by
an eligible guarantor Institution
(banks, stockbrokers, savings and loan
associations and credit unions with
membership in an approved signature
guarantee medallion program), pursuant
to S.E.C. Rule 17Ad-15.

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